Mineral Property Interests (Tables)	12 Months Ended
Jul. 31, 2021
Disclosure of information about mineral property interests
	Maestro Property	Angel's Camp Royalty
Balance, July 31, 2020	$-	$1
Acquisition - cash payments	105,000	-
Acquisition - share issuance	210,000	-
Acquisition - net smelter return's royalty payments	25,000	-
Disposal	-	(1)
	$340,000	$-